UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

REGIONAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	33-13110-NY	11-2831380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 825-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective June 2, 2020, Regional Brands Inc. (the “Company”) entered into an Amendment to Subscription Agreements (the “Amendment to Subscription Agreements”) with the Company stockholders that are parties thereto, that amends all of the separate Subscription Agreements (the “Subscription Agreements”) made and entered into by the Company and the respective subscribers named therein in connection with the issuance and sale by the Company of shares of its common stock (“Common Stock”) in a private placement completed on November 1, 2016. Also, effective June 2, 2020, the Company entered into an Omnibus Amendment (the “Omnibus Amendment”) with the Company stockholders that are parties thereto, that amends the Securities Purchase Agreement, dated as of April 8, 2016 (the “Securities Purchase Agreement”), by and among the Company and the investors named therein and the Registration Rights Agreement, dated as of April 8, 2016 (the “Registration Rights Agreement”), by and among the Company and the holders of the Company’s securities listed on the signature pages thereto.

The amendments, among other things, remove the Company’s obligations under the foregoing agreements to file periodic reports with the Securities and Exchange Commission (“SEC”) and replace them with obligations to provide certain financial information on a semi-annual basis to the parties of such agreements upon their request.

The foregoing description of the Amendment to Subscription Agreements and the Omnibus Amendment is a summary and is qualified in its entirety by reference to the full text of the Form of Amendment to Subscription Agreements and the Form of Omnibus Amendment, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01.

Item 8.01	Other Events.

Termination of SEC Reporting

The Company was obligated to file periodic reports with the SEC pursuant to the terms of the Subscription Agreements, the Securities Purchase Agreement and the Registration Rights Agreement. As described in Item 1.01 of this Current Report on Form 8-K, effective June 2, 2020, the Company entered into amendments to the foregoing agreements that removed the Company’s obligations to file periodic reports with the SEC. As a result of the amendments, the Company is no longer obligated to and will not voluntarily file reports with the SEC following this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Amendment to Subscription Agreements, effective as of June 2, 2020.

10.2	Form of Omnibus Amendment, effective as of June 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL BRANDS INC.

Date: June 5, 2020
	By:	/s/ Fred DiSanto
	Name:	Fred DiSanto
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Amendment to Subscription Agreements, effective as of June 2, 2020.

10.2	Form of Omnibus Amendment, effective as of June 2, 2020.